EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DS Healthcare Group, Inc. (the “Registrant”) on Form 10-Q for the period ending  June 30, 2017, as filed with the SEC on the date hereof (the “Quarterly Report”), I, John Power, Chief Financial Officer and Principle Accounting Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 14, 2017	By:	/s/ John Power
John Power Chief Financial Officer/ Principal Accounting Officer